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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   --------

                                   Form 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the


                        Securities Exchange Act of 1934



               Date of report (Date of earliest event reported)

                                April 26, 2001


                           Varco International, Inc.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

    Delaware                      001-13309                    76-0252850
 ---------------           ------------------------         ------------------
(State of                  (Commission File Number)         (IRS Employer
Incorporation)                                              Identification No.)


                    2835 Holmes Road, Houston, Texas 77051
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              (Address of principal executive offices) (Zip Code)

                                (713) 799-5100
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             (Registrant's telephone number, including area code)

         -------------------------------------------------------------
         (former name or former address, if changed since last report)
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Item 5. Other Events.
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     On April 27, 2001, Varco International, Inc. issued a press release pursuant to Rule 135c promulgated under the Securities Act of 1933, as amended, announcing that the company priced a private placement of $200 million of senior notes. The closing of the transaction is expected to occur on May 1, 2001, however, the closing is subject to the satisfaction of customary closing conditions. As a result, no assurance can be made that the offering of the notes will be completed.

     A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

     The notes have not been registered under the Securities Act of 1933 or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act of 1933 and applicable state securities laws.

Item 7. Exhibits.
        --------

        99.1  Text of Press Release, dated April 27, 2001.

                                       2
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 27, 2001

                                     VARCO INTERNATIONAL, INC.

                                     By: /s/ JOSEPH C. WINKLER
                                        ___________________________________
                                         Joseph C. Winkler
                                         Executive Vice President

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                                 EXHIBIT INDEX
                                 -------------

99.1  Text of Press Release, dated April 27, 2001.

                                       4